Dear Shareholder:

The Victory Portfolios Prospectus is being revised to reflect changes in the expense tables and applicable footnotes for the Federal Money Market Fund and the Institutional Money Market Fund as described in each Fund’s Risk/Return Summary under the heading “Fund Expenses.”

The Victory Portfolios

Federal Money Market Fund

Institutional Money Market Fund

Supplement dated November 5, 2009

to the Prospectus dated March 1, 2009

1.             The following replaces the Annual Fund Operation Expenses table on page 7 of the Prospectus for the Federal Money Market Fund.

Annual Fund Operating Expenses (deducted from Fund assets)	Investor Shares		Select Shares
Management Fees	0.24%		0.24%
Distribution (12b-1) Fees	0.00%		0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%, applicable to Select Shares)	0.23%		0.48%
Total Fund Operating Expense(2)	0.47	%(3),(4)	0.72	%(3),(4)

(1)         You may be charged additional fees if you buy, exchange or sell shares through a broker or agent.

(2)         In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund’s total operating expenses, any of the Fund’s other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund’s total operating expenses.

(3)         Restated to reflect current expenses.

(4)         Effective April 1, 2009, the Adviser contractually agreed to waive its investment advisory fee and reimburse expenses to the extent necessary for the Fund to maintain a minimum annualized yield of 0.01% until at least March 1, 2010.  The Fund is authorized to repay the Adviser for investment advisory fees previously waived and expenses previously reimbursed by the Adviser; provided, that any such repayments must occur at a date not more than three years after the fiscal year in which those fees were waived and those expenses reimbursed, and the repayments do not cause the Fund’s yield to decrease below 0.01%.

VF-FIMMF-SUPP2

2.             The following replaces the Annual Fund Operation Expenses table on page 12 of the Prospectus for the Institutional Money Market Fund.

Annual Fund Operating Expenses (deducted from Fund assets)	Investor Shares		Select Shares
Management Fees	0.19%		0.19%
Distribution (12b-1) Fees	0.00%		0.00%
Other Expenses (includes a shareholder servicing fee of 0.25%, applicable to Select Shares)	0.23%		0.48%
Total Fund Operating Expense(2)	0.42	%(3)	0.67	%(3)

(1)         You may be charged additional fees if you buy, exchange or sell shares through a broker or agent.

(2)       In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund’s total operating expenses, any of the Fund’s other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund’s total operating expenses.

(3)         Restated to reflect current expenses.

Please insert this supplement in the front of your Prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

VF-FIMMF-SUPP2